Exhibit 3.3

                           AMENDED AND RESTATED BYLAWS

                                       OF

                        INSPIRE INSURANCE SOLUTIONS, INC.

                   (MILLERS INTEGRATED CLAIMS RESOURCES, INC.)

                               a Texas corporation
                                 (the "Company")


                    (Adopted effective as of April 28, 1995)

             (Incorporating the First, Second and Third Amendments)



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                                TABLE OF CONTENTS


ARTICLE I.........................................................................................................1
   Section I.1.  Registered Office................................................................................1
   Section I.2.  Additional Offices...............................................................................1
ARTICLE II........................................................................................................1
   Section II.1.  Annual Meetings.................................................................................1
   Section II.2.  Special Meetings................................................................................1
   Section II.3.  Notices.........................................................................................1
   Section II.4.  Quorum..........................................................................................2
   Section II.5.  Voting of Shares................................................................................2
   Section II.5.2.  Votes Per Share...............................................................................2
   Section II.5.3.  Proxies.......................................................................................2
   Section II.5.4.  Required Vote.................................................................................3
   Section II.6.  Consents in Lieu of Meeting.....................................................................3
   Section II.7.  Notice of Shareholder Business and Nominations..................................................3
   Section II.7.1.  Annual Meetings of Shareholders...............................................................3
   Section II.7.2.  Special Meetings of Shareholders..............................................................4
   Section II.7.3.  General.......................................................................................4
ARTICLE III.......................................................................................................5
   Section III.1.  Purpose........................................................................................5
   Section III.2.  Number.........................................................................................5
   Section III.3.  Election.......................................................................................5
   Section III.4.  Vacancies and Newly-Created Directorships......................................................5
   Section III.4.1.  Vacancies....................................................................................5
   Section III.4.2.  Newly-Created Directorships..................................................................6
   Section III.4.3.  Election by Shareholders.....................................................................6
   Section III.5.  Removal........................................................................................6
   Section III.6.  Compensation...................................................................................6
ARTICLE IV........................................................................................................6
   Section IV.1.  Annual Meetings.................................................................................6
   Section IV.2.  Regular Meetings................................................................................6
   Section IV.3.  Special Meetings................................................................................6
   Section IV.4.  Quorum, Required Vote...........................................................................7
   Section IV.5.  Consent In Lieu of Meeting......................................................................7
ARTICLE V.........................................................................................................7
   Section V.1.  Establishment; Standing Committees...............................................................7
   Section V.1.1.  Finance Committee..............................................................................7
   Section V.1.2.  Audit Committee................................................................................7
   Section V.1.3.  Compensation Committee.........................................................................8
   Section V.2.  Available Powers.................................................................................8
   Section V.3.  Alternate Members................................................................................8
   Section V.4.  Procedures.......................................................................................8

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ARTICLE VI........................................................................................................8
   Section VI.1.  Elected Officers................................................................................8
   Section VI.1.1.  Chairman of the Board.........................................................................8
   Section VI.1.2.  President.....................................................................................9
   Section VI.1.3.  Vice Presidents...............................................................................9
   Section VI.1.4.  Secretary.....................................................................................9
   Section VI.1.5.  Assistant Secretaries.........................................................................9
   Section VI.1.6.  Treasurer.....................................................................................9
   Section VI.1.7.  Assistant Treasurers.........................................................................10
   Section VI.1.8.  Divisional Officers..........................................................................10
   Section VI.2.  Election.......................................................................................10
   Section VI.3.  Appointed Officers.............................................................................10
   Section VI.4.  Multiple Officeholders, Shareholder and Director Officers......................................10
   Section VI.5.  Compensation, Vacancies........................................................................10
   Section VI.6.  Additional Powers and Duties...................................................................10
   Section VI.7.  Removal........................................................................................11
ARTICLE VII......................................................................................................11
   Section VII.1.  Entitlement to Certificates...................................................................11
   Section VII.2.  Multiple Classes of Stock; Preemptive Rights..................................................11
   Section VII.3.  Signatures....................................................................................12
   Section VII.4.  Issuance and Payment..........................................................................12
   Section VII.5.  Lost Certificates.............................................................................12
   Section VII.6.  Transfer of Stock.............................................................................12
   Section VII.7.  Registered Shareholders.......................................................................13
ARTICLE VIII.....................................................................................................13
   Section VIII.1.  Definitions..................................................................................13
   Section VIII.2.  Mandatory Indemnification....................................................................13
   Section VIII.3.  Prohibited Indemnification...................................................................14
   Section VIII.4.  Termination of Proceedings...................................................................14
   Section VIII.5.  Judgments, Expenses, etc.....................................................................14
   Section VIII.6.  Determination of Indemnification.............................................................14
   Section VIII.7.  Determination of Reasonableness of Expenses..................................................15
   Section VIII.8.  Indemnification Against Reasonable Expenses..................................................15
   Section VIII.9.  Payments in Advance of Disposition...........................................................15

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   Section VIII.10.  Written Undertaking.........................................................................15
   Section VIII.11.  Consistency with Articles of Incorporation..................................................15
   Section VIII.12.  Other Expenses..............................................................................16
   Section VIII.13.  Officers, Employees and Agents..............................................................16
   Section VIII.14.  Other Capacities............................................................................16
   Section VIII.15.  Further Indemnification.....................................................................16
   Section VIII.16.  Insurance...................................................................................16
   Section VIII.17.  Report To Shareholders......................................................................17
   Section VIII.18.  Employee Benefit Plans......................................................................17
   Section VIII.19.  Change in Governing Law.....................................................................17
ARTICLE IX.......................................................................................................17
   Section IX.1.  Validity; Disclosure; Approval.................................................................17
   Section IX.2.  Quorum.........................................................................................18
   Section IX.3.  Nonexclusive...................................................................................18
ARTICLE X........................................................................................................18
   Section X.1.  Place of Meetings...............................................................................18
   Section X.2.  Fixing Record Dates.............................................................................18
   Section X.3.  Waiver of Notice................................................................................19
   Section X.4.  Attendance via Communications Equipment.........................................................19
   Section X.5.  Dividends.......................................................................................19
   Section X.6.  Reserves........................................................................................19
   Section X.7.  Reports to Shareholders.........................................................................20
   Section X.8.  Contracts and Negotiable Instruments............................................................20
   Section X.9.  Fiscal Year.....................................................................................20
   Section X.10.  Seal...........................................................................................20
   Section X.11.  Books and Records..............................................................................20
   Section X.12.  Resignation....................................................................................20
   Section X.13.  Surety Bonds...................................................................................20
   Section X.14.  Proxies in Respect of Securities of Other Corporations.........................................21
   Section X.15.  Amendments.....................................................................................21

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                                     BYLAWS


                                   ARTICLE I.
                                     OFFICES

         Section I.1. Registered Office. The registered office of the Company within the State of Texas shall be located at either (i) the principal place of business of the Company in the State of Texas or (ii) the office of the corporation or individual acting as the Company's registered agent in Texas.

         Section I.2. Additional Offices. The Company may, in addition to its registered office in the State of Texas, have such other offices and places of business, both within and without the State of Texas, as the Board of Directors of the Company (the "Board") may from time to time determine or as the business and affairs of the Company may require.


                                   ARTICLE II.
                              SHAREHOLDERS MEETINGS

         Section II.1. Annual Meetings. Annual meetings of shareholders, including the 2000 annual meeting of shareholders, shall be held at such place and time on any weekday which is not a holiday as shall be designated by the Board and stated in the notice of the meeting, at which the shareholders shall elect the directors of the Company and transact such other business as may properly be brought before the meeting.

         Section II.2. Special Meetings. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by law or by the articles of incorporation, (i) may be called by the chairman of the board or the president and (ii) shall be called by the president or secretary at the request in writing of a majority of the Board or shareholders owning capital stock of the Company representing at least ten percent (10%) of the votes of all capital stock of the Company entitled to vote thereat. Such request of the Board or the shareholders shall state the purpose or purposes of the proposed meeting.

         Section II.3. Notices. Written or printed notice of each shareholders' meeting stating the place, date and hour of the meeting shall be given to each shareholder of record entitled to vote thereat by or at the direction of the president, the secretary or the officer or person calling such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting. If said notice is for a shareholders' meeting other than an annual meeting, it shall in addition state the purpose or purposes for which said meeting is called, and the business transacted at such meeting shall be limited to the matters so stated in said notice and any matters reasonably related thereto. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to each shareholder at his address as it appears on the stock transfer books of the Company, with postage thereon prepaid.


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         Section II.4.  Quorum.  The presence at a shareholders'  meeting of the holders, present in person or represented by proxy, of capital stock of the Company representing a majority of the votes of all capital stock of the Company entitled to vote thereat shall constitute a quorum at such meeting for the transaction of business except as otherwise provided by law, the articles of incorporation or these Bylaws. If a quorum shall not be present or represented at any meeting of the shareholders, a majority of the shareholders entitled to vote thereat and present in person or represented by proxy shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At any such reconvened meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the reconvened meeting, a notice of said reconvened meeting shall be given to each shareholder entitled to vote at said meeting. The shareholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

         Section II.5.  Voting of Shares.

         Section II.5.1. Voting Lists. The officer or agent who has charge of the stock transfer books of the Company shall prepare, at least ten (10) days before every meeting of shareholders, a complete list of the shareholders entitled to vote thereat arranged in alphabetical order and showing the address and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any such shareholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held and at the registered office of the Company. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder who is present. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders. Failure to comply with the requirements of this section shall not affect the validity of any action taken at said meeting.

         Section II.5.2. Votes Per Share. Unless otherwise provided by law or in the articles of incorporation, each shareholder shall be entitled to one vote, in person or by proxy, on each matter submitted to a vote at a meeting of the shareholders, for each share of capital stock held by such shareholder.

         Section II.5.3. Proxies. Every shareholder entitled to vote at a meeting or to express consent or dissent without a meeting or a shareholder's duly authorized attorney-in-fact may authorize another person or persons to act for him by proxy. Each proxy shall be in writing, executed by the shareholder group, the proxy or by his duly authorized attorney. No proxy shall be voted on or after eleven (11) months from its date, unless the proxy provides for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless otherwise made irrevocable by law.

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         Section II.5.4. Required Vote. When a quorum is present at any meeting, the vote of the holders of capital stock of the Company representing a majority of the votes of all capital stock of the Company entitled to vote thereat and present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of law or the articles of incorporation or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. "Broker non-votes" (as defined in this Section 2.5.4) will be counted for the purpose of determining the presence of a quorum at any meeting but will be treated as not present and not entitled to vote on any applicable matter. For purposes of this Section 2.5.4, "Broker non-votes" are shares held by brokers or nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners thereof or persons entitled to vote thereon.

         Section II.6. Consents in Lieu of Meeting. Any action required to be or which may be taken at any meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted. Such signed consent shall have the same force and effect as a unanimous vote of shareholders and shall be filed with the minutes of proceedings of the shareholders.

         Section II.7.  Notice of Shareholder Business and Nominations.

         Section II.7.1.  Annual Meetings of Shareholders.

                  (a) Nominations of persons for election to the Board and the proposal of business to be considered by the shareholders at an annual meeting of shareholders may be made (i) pursuant to the Company's notice of meeting,
(ii) by or at the direction of the Board or (iii) by any shareholder of the Company who was a shareholder of record at the time of giving of notice provided for in this Section 2.7, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 2.7.

                  (b) For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to clause (iii) of Section 2.7.1(A), the shareholder must have given timely notice thereof in writing to the Secretary of the Company and such other business must be a proper matter for shareholder action. To be timely, a shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which the public announcement of the date of such meeting is first made. In no event shall the public announcement of the adjournment of an annual meeting commence a new time

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period  for the  giving of a  shareholder's  notice  as  described  above.  Such shareholder's notice shall set forth: (i) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), in each case pursuant to Regulation 14a under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (a) the name and address of such shareholder and such beneficial owner, as they appear on the Company's books and records, and (b) the class and number of shares of the Company which are owned beneficially and of record by such shareholder and such beneficial owner.

                  Section II.7.2. Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to a notice of meeting given pursuant to Section 2.3. Nominations of persons for election to the Board may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Company's notice of meeting (A) by or at the direction of the Board or
(B) by any shareholder of the Company who is a shareholder of record at the time of giving of notice provided for in this Section 2.7, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.7. In the event the Company calls a special meeting of shareholders for the purpose of electing one or more directors to the Board, any such shareholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Company's notice of meeting, if the shareholder's notice required by Section 2.7.1(B) shall be delivered to the Secretary at the principal executive office of the Company not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which the public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a shareholder's notice as described above.

           Section II.7.3.  General.

                  (a) Only such persons who are nominated in accordance with the procedures set forth in this Section 2.7 shall be eligible to serve as directors and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.7. Except as otherwise provided by law, the Articles of Incorporation of the Company or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.7 and, if any

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proposed  nomination or business is not in compliance with this Section 2.7, the chairman of the meeting shall declare that such defective proposal or nomination shall be disregarded.

                  (b) For purposes of this Section 2.7, "public announcement" shall mean disclosure in a press release reported by the Dow Jones New Service, Associated Press or comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to
Section 13, 14 or 15(d) of the Exchange Act.

                  (c) Notwithstanding the foregoing provisions of this Section 2.7, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.7. Nothing in this Section 2.7 shall be deemed to affect any rights of (i) shareholders to request inclusion of proposals in the Company's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) the holders of any series of preferred shares of the Company to elect directors under specified circumstances.


                                  ARTICLE III.
                                    DIRECTORS

         Section III.1. Purpose. The business and affairs of the Company shall be managed by or under the direction of the Board, which may exercise all such powers of the Company and do all such lawful acts and things as are not by law, the articles of incorporation or these Bylaws directed or required to be exercised or done by the shareholders. Directors need not be shareholders or residents of the State of Texas.

         Section III.2. Number. The number of directors constituting the Board shall be fixed from time to time by resolution of the Board, but shall not be more than nine nor less than two. Unless otherwise fixed by resolution of the Board, the number of directors shall be the number stated in the articles of incorporation.

         Section III.3. Election. The directors shall be divided into three classes as nearly equal in number as possible and one class of directors shall be elected by plurality vote at each annual meeting of shareholders to hold office for a three-year term. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

         Section III.4.  Vacancies and Newly-Created Directorships.

         Section III.4.1. Vacancies. Any vacancy occurring in the Board may be filled in accordance with subsection 3.4.3 or may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office.

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         Section  III.4.2.  Newly-Created  Directorships.  A directorship  to be filled by reason of an increase in the number of directors may be filled in accordance with subsection 3.4.3 or may be filled by the Board for a term of office continuing only until the next election of one or more directors by the shareholders; provided that the Board may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.

         Section III.4.3. Election by Shareholders. Any vacancy occurring in the Board or any directorship to be filled by reason of an increase in the number of directors may be filled by election at an annual or special meeting of shareholders called for that purpose.

         Section III.5. Removal. Unless otherwise restricted by law, the articles of incorporation or these Bylaws, any director or the entire Board may be removed, with or without cause, by a majority vote of the shares then entitled to vote at an election of directors, if notice of the intention to act upon such matter shall have been given in the notice calling such meeting.

         Section III.6. Compensation. Unless otherwise restricted by the articles of incorporation or these Bylaws, the Board shall have the authority to fix the compensation of directors. The directors may be reimbursed for their expenses, if any, of attendance at each meeting of the Board and may be paid either a fixed sum for attendance at each meeting of the Board or a stated salary as director. No such payment shall preclude any director from serving the Company in any other capacity and receiving compensation therefor. Members of committees of the Board may be allowed like compensation for attending committee meetings.


                                   ARTICLE IV.
                                 BOARD MEETINGS

         Section IV.1. Annual Meetings. The Board shall meet as soon as practicable after the adjournment of each annual shareholders' meeting at the place of such shareholders' meeting. No notice to the directors shall be necessary to legally convene this meeting, provided a quorum is present.

         Section IV.2. Regular Meetings. Regularly scheduled, periodic meetings of the Board may be held without notice at such times and places as shall from time to time be determined by resolution of the Board and communicated to all directors.

         Section IV.3. Special Meetings. Special meetings of the Board (i) may be called by the chairman of the board or president and (ii) shall be called by the president or secretary on the written request of two directors or the sole director, as the case may be. Notice of each special meeting of the Board shall be given, either personally or as hereinafter provided, to each director at least (i) twenty-four (24) hours before the meeting if such notice is delivered personally or by means of telephone, telegram, telex or facsimile transmission delivery; (ii) two days before the meeting if such notice is delivered by a recognized express delivery service; and (iii) three days before the meeting if such notice is delivered through the United States mail. Any and all business may be transacted at a special meeting which may be transacted at a regular meeting of the Board. Except as may be otherwise expressly provided by law, the

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articles of incorporation or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice or waiver of notice of such meeting.

         Section IV.4. Quorum, Required Vote. A majority of the directors shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by law, the articles of incorporation or these Bylaws. If a quorum shall not be present at any meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

         Section IV.5. Consent In Lieu of Meeting. Unless otherwise restricted by the articles of incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting, if a consent in writing, setting forth the action so taken, is signed by all the members of the Board or committee, as the case may be. Such signed consent shall have the same force and effect as a unanimous vote at a meeting and shall be filed with the minutes of proceedings of the Board or committee.


                                   ARTICLE V.
                             COMMITTEES OF DIRECTORS

         Section V.1. Establishment; Standing Committees. The Board may by resolution establish, name or dissolve one or more committees, each committee to consist of one or more of the directors. Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

                  Section V.1.1. Finance Committee. The Finance Committee shall, from time to time, meet to review the Company's consolidated operating and financial affairs, both with respect to the Company and all of its subsidiaries, and to report its findings and recommendations to the Board for final action. The Finance Committee shall not be empowered to approve any corporate action, of whatever kind or nature, and the recommendations of the Finance Committee shall not be binding on the Board, except when, pursuant to the provisions of Section
5.2 of these Bylaws, such power and authority have been specifically delegated to such committee by the Board of resolution. In addition to the foregoing, the specific duties of the Finance Committee shall be determined by the Board by resolution.

                  Section V.1.2. Audit Committee. The Audit Committee shall, from time to time, but no less than two times per year, meet to review and monitor the financial and cost accounting practices and procedures of the Company, and to report its findings and recommendations to the Board for final action. The Audit Committee shall not be empowered to approve any corporate action, of whatever kind or nature, and the recommendations of the Audit Committee shall not be binding on the Board, except when, pursuant to the provisions of Section 5.2 of these Bylaws, such power and authority have been specifically delegated to such committee by the Board by resolution. In addition to the foregoing, the specific duties of the Audit Committee shall be determined by the Board by resolution.

                  Section V.1.3. Compensation Committee. The Compensation Committee shall, from time to time, meet to review the various compensation plans, policies and practices of the Company, and to report its findings and recommendations to the Board for final action. The Compensation Committee shall not be empowered to approve any corporate action, of whatever kind or nature, and the recommendations of the Compensation Committee shall not be binding on the Board, except when, pursuant to the provisions of Section 5.2 of these Bylaws, such power and authority have been specifically delegated to such committee by the Board by resolution. In addition to the foregoing, the specific duties of the Compensation Committee shall be determined by the Board by resolution.

                  Section V.2. Available Powers. Any committee established pursuant to Section 5.1 of these Bylaws, including the Finance Committee, the Audit Committee and the Compensation Committee, but only to the extent provided in the resolution of the Board establishing such committee or otherwise delegating specific power and authority to such committee and as limited by law, the articles of incorporation and these Bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company, and may authorize the seal of the Company to be affixed to all papers which may require it.

                  Section V.3. Alternate Members. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee.

                  Section V.4. Procedures. Time, place and notice, if any, of meetings of a committee shall be determined by the members of such committee. At meetings of a committee, a majority of the number of members designated by the Board shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by law, the articles of incorporation or these Bylaws. If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present.


                                   ARTICLE VI.
                                    OFFICERS

                  Section VI.1. Elected Officers. The Board shall elect a president and a secretary (collectively, the "Required Officers") having the respective duties enumerated below and may elect such other officers having the titles and duties set forth below which are not reserved for the Required Officers or such other titles and duties as the Board may by resolution from time to time establish:

                  Section VI.1.1. Chairman of the Board. The chairman of the board, or in his absence, the president, shall preside when present at all meetings of the shareholders and the Board. The chairman of the board shall advise and counsel the president and other officers and shall exercise such powers and perform such duties as shall be assigned to or required of him from time to time by the Board or these Bylaws. The chairman of the board may execute bonds, mortgages and other contracts requiring a seal under the seal of the Company, except where required by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board to some other officer or agent of the Company. The chairman of the board may delegate all or any of his powers or duties to the president, if and to the extent deemed by the chairman of the board to be desirable or appropriate.

         Section VI.1.2. President. The president shall be the chief executive officer of the Company, shall have general and active management of the business and affairs of the Company and shall see that all orders and resolutions of the Board are carried into effect. In the absence of the chairman of the board or in the event of his inability or refusal to act, the president shall perform the duties and exercise the powers of the chairman of the board.

            Section VI.1.3. Vice Presidents. In the absence of the president or in the event of his inability or refusal to act, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated by the Board, or in the absence of any designation, then in the order of their election or appointment) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice presidents shall perform such other duties and have such other powers as the Board may from time to time prescribe.

         Section VI.1.4. Secretary. The secretary shall attend all meetings of the shareholders, the Board and (as required) committees of the Board and shall record all the proceedings of such meetings in minute books to be kept for that purpose. He shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board and shall perform such other duties as may be prescribed by the Board or the president. He shall have custody of the corporate seal of the Company and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The Board may give general authority to any other officer to affix the seal of the Company and to attest the affixing thereof by his signature.

         Section VI.1.5. Assistant Secretaries. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the Board (or if there be no such determination, then in the order of their election or appointment) shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

         Section VI.1.6. Treasurer. Unless the Board by resolution otherwise provides, the treasurer shall be the chief accounting and financial officer of the Company. The Treasurer shall have the custody of the corporate funds and securities, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Board. He shall disburse the funds of the Company as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the president and the Board, at its regular meetings, or when the Board so requires, an account of all his transactions as treasurer and of the financial condition of the Company.

         Section VI.1.7. Assistant Treasurers. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the Board (or if there be no such determination, then in the order of their election or appointment) shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

         Section VI.1.8. Divisional Officers. Each division of the Company, if any, may have a president, secretary, treasurer or controller and one or more vice presidents, assistant secretaries, assistant treasurers and other assistant officers. Any number of such offices may be held by the same person. Such divisional officers will be appointed by, report to and serve at the pleasure of the Board and such other officers that the Board may place in authority over them. The officers of each division shall have such authority with respect to the business and affairs of that division as may be granted from time to time by the Board, and in the regular course of business of such division may sign contracts and other documents in the name of the division where so authorized; provided that in no case and under no circumstances shall an officer of one division have authority to bind any other division of the Company except as necessary in the pursuit of the normal and usual business of the division of which he is an officer.

                  Section VI.2. Election. All elected officers shall serve until their successors are duly elected and qualified or until their earlier death, disqualification, retirement, resignation or removal from office.

                  Section VI.3. Appointed Officers. The Board may also appoint or delegate the power to appoint such other officers, assistant officers and agents, and may also remove such officers and agents or delegate the power to remove same, as it shall from time to time deem necessary, and the titles and duties of such appointed officers may be as described in Section 6.1 for elected officers; provided that the officers and any officer possessing authority over or responsibility for any functions of the Board shall be elected officers.

                  Section VI.4. Multiple Officeholders, Shareholder and Director Officers. Any number of offices may be held by the same person, unless the articles of incorporation or these Bylaws otherwise provide. Officers need not be shareholders or residents of the State of Texas. Officers, such as the chairman of the board, possessing authority over or responsibility for any function of the Board must be directors.

                  Section VI.5. Compensation, Vacancies. The compensation of elected officers shall be set by the Board. The Board shall also fill any vacancy in an elected office. The compensation of appointed officers and the filling of vacancies in appointed offices may be delegated by the Board to the same extent as permitted by these Bylaws for the initial filling of such offices.

                  Section VI.6. Additional Powers and Duties. In addition to the foregoing especially enumerated powers and duties, the several elected and appointed officers of the Company shall perform such other duties and exercise such further powers as may be provided by law, the articles of incorporation or these Bylaws or as the Board may from time to time determine or as may be assigned to them by any competent committee or superior officer.

                  Section VI.7. Removal. Any officer or agent or member of a committee elected or appointed by the Board may be removed by the Board whenever in its judgment the best interest of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent or member of a committee shall not of itself create contract rights.


                                  ARTICLE VII.
                               SHARE CERTIFICATES

                  Section VII.1. Entitlement to Certificates. Every holder of the capital stock of the Company, unless and to the extent the Board by resolution provides that any or all classes or series of stock shall be uncertificated, shall be entitled to have a certificate, in such form as is approved by the Board and conforms with applicable law, certifying the number of shares owned by him. Each certificate representing shares shall state upon the face thereof:

                  (1) that the corporation is organized under the laws of the State of Texas;

                  (2) the name of the person to whom issued;

                  (3) the number and class of shares and the designation of the series, if any, which such certificate represents; and

                  (4)  the  par  value  of  each  share   represented   by  such
certificate, or a statement that the shares are without par value.

                  Section VII.2. Multiple Classes of Stock; Preemptive Rights. In the event the Company shall be authorized to issue shares of more than one class, each certificate representing shares issued by the Company (1) shall conspicuously set forth on the face or back of the certificate a full statement of (a) all of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued and, (b) if the Company is authorized to issue shares of any preferred or special class in series, the variations in the relative rights and preferences of the shares of each such series to the extent they have been fixed and determined and the authority of the Board to fix and determine the relative rights and preferences of subsequent series; or (2) shall conspicuously state on the face or back of the certificate that (a) such a statement is set forth in the articles of incorporation on file in the office of the Secretary of State of the State of Texas and (b) the Company will furnish a copy of such statement to the record holder of the certificate without charge on written request to the Company at its principal place of business or registered office. In the event the Company has by its articles of incorporation limited or denied the preemptive right of shareholders to acquire unissued or treasury shares of the Company, each certificate representing shares issued by the Company (1) shall conspicuously set forth on the face or back of the certificate a full statement of the limitation or denial of preemptive rights contained in the articles of incorporation, or (2) shall conspicuously state on the face or back of the certificate that (a) such a statement is set forth in the articles of incorporation on file in the office of the Secretary of State of the State of Texas and (b) the Company will furnish a copy of such statement to the record holder of the certificate without charge on request to the Company at its principal place of business or registered office.

                  Section VII.3. Signatures. Each certificate representing capital stock of the Company shall be signed by or in the name of the Company by
(1) the chairman of the board, the president or a vice president; and (2) the treasurer, an assistant treasurer, the secretary or an assistant secretary of the Company. The signatures of the officers of the Company may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to hold such office before such certificate is issued, it may be issued by the Company with the same effect as if he held such office on the date of issue.

                  Section VII.4. Issuance and Payment. Subject to any provision of the Constitution of the State of Texas to the contrary, the Board may authorize shares to be issued for consideration consisting of any tangible or intangible benefit to the Company, including, cash, promissory notes, services performed, contracts for services to be performed, or other securities of the Company. Shares may not be issued until the full amount of the consideration, fixed as provided by law, has been paid. When such consideration shall have been paid to the Company or to a corporation of which all the outstanding shares of each class are owned by the Company, the shares shall be deemed to have been issued and the subscriber or shareholder entitled to receive such issue shall be a shareholder with respect to such shares, and the shares shall be considered fully paid and non-assessable. In the absence of fraud in the transaction, the judgment of the Board or the shareholders, as the case may be, as to the value of the consideration received for shares shall be conclusive.

                  Section VII.5. Lost Certificates. The Board may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Company alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Company a bond in such sum as it may direct as indemnity against any claim that may be made against the Company with respect to the certificate alleged to have been lost, stolen or destroyed.

                  Section VII.6. Transfer of Stock. Upon surrender to the Company or its transfer agent, if any, of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer and of the payment of all taxes applicable to the transfer of said shares, the Company shall be obligated to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books; provided, however, that the Company shall not be so obligated unless such transfer was made in compliance with applicable state and federal securities laws.

                  Section VII.7. Registered Shareholders. The Company shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, vote and be held liable for calls and assessments and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any person other than such registered owner, whether or not it shall have express or other notice thereof, except as otherwise provided by law.


                                  ARTICLE VIII.
                                 INDEMNIFICATION

                  Section  VIII.1.  Definitions.  For  purposes of this  Article
VIII:

                  (1) "Corporation" includes any domestic or foreign predecessor entity of the Company in a merger, consolidation, or other transaction in which the liabilities of the predecessor are transferred to the Company by operation of law and in any other transaction in which the Company assumes the liabilities of the predecessor but does not specifically exclude liabilities that are the subject matter of this article;

                  (2) "Director" means any person who is or was a director of the Company and any person who, while a director of the Company, is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise;

                  (3)     "Expenses" include court costs and attorneys' fees;

                  (4)     "Official capacity" means

                  (i) when used with respect to a Director, the office of Director in the Company, but does not include service for any other foreign or domestic corporation or any partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise;

                  (ii) when used with respect to a person other than a Director, the elective or appointive office in the Company held by the officer or the employment or agency relationship undertaken by the employee or agent on behalf of the Company, but does not include service for any other foreign or domestic corporation or any partnership, joint venture, sole proprietorship, trust, employee benefit plan, other enterprise; and

                  (5) "Proceeding" means any threatened,  pending,  or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, any appeal in such an action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding.

       Section VIII.2. Mandatory Indemnification. The Company shall indemnify a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding because the person is or was a Director only if it is determined in accordance with Section 8.6 of this Article VIII that the person:

         (1)  conducted himself in good faith;

         (2)  reasonably believed:

                  (i) in the case of conduct in his official capacity as a Director of the Company, that his conduct was in the Company's best interests; and

                  (ii) in all other cases, that his conduct was at least not opposed to the Company's best interests; and

         (3) in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

         Section VIII.3. Prohibited Indemnification. Except to the extent permitted by Section 8.5 of this Article VIII, a Director may not be indemnified under Section 8.2 of this Article VIII in respect of a proceeding:

         (1) in which the person is found liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or

         (2)  in which the person is found liable to the Company.

         Section VIII.4. Termination of Proceedings. The termination of a proceeding by judgment, order, settlement, or conviction, or on a plea of nolo contendere or its equivalent is not of itself determinative that the person did not meet the requirements set forth in Section 8.2 of this Article VIII. A person shall be deemed to have been found liable in respect of any claim, issue or matter only after the person shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom.

         Section VIII.5. Judgments, Expenses, etc. A person may be indemnified under Section 8.2 of this Article VIII against judgments, penalties (including excise and similar taxes), fines, settlements, and reasonable expenses actually incurred by the person in connection with the proceeding; but if the person is found liable to the Company or is found liable on the basis that personal benefit was improperly received by the person, the indemnification (1) is limited to reasonable expenses actually incurred by the person in connection with the proceeding and (2) shall not be made in respect of any proceeding in which the person shall have been found liable for willful or intentional misconduct in the performance of his duty to the Company.

         Section VIII.6. Determination of Indemnification. A determination of indemnification under Section 8.2 of this Article VIII must be made:

         (1) a majority vote of a quorum consisting of directors who at the time of the vote are not named defendants or respondents in the proceeding;

         (2) if such a quorum cannot be obtained, by a majority vote of a committee of the Board, designated to act in the matter by a majority vote of all directors, consisting solely of two or more directors who at the time of the vote are not named defendants or respondents in the proceeding;

         (3) by special legal counsel selected by the Board or a committee thereof by vote as set forth in subsection (1) or (2) of this Section 8.6, or, if such a quorum cannot be obtained and such a committee cannot be established, by a majority vote of all Directors; or

         (4) by the shareholders of the Company in a vote that excludes the shares held by Directors who are named defendants or respondents in the proceeding.

         Section VIII.7. Determination of Reasonableness of Expenses. Determination as to reasonableness of expenses must be made in the same manner as the determination that indemnification is permissible, except that if the determination that indemnification is permissible is made by special legal counsel, determination as to reasonableness of expenses must be made in the manner specified by subsection (3) of Section 8.6 of this Article VIII for the selection of special legal counsel.

         Section VIII.8. Indemnification Against Reasonable Expenses. The Company shall indemnify a Director against reasonable expenses incurred by him in connection with a proceeding in which he is a named defendant or respondent because he is or was a Director if he has been wholly successful, on the merits or otherwise, in the defense of the proceeding.

         Section VIII.9. Payments in Advance of Disposition. Reasonable expenses incurred by a Director who was, is, or is threatened to be made a named defendant or respondent in a proceeding shall be paid or reimbursed by the Company, in advance of the final disposition of the proceeding and without any of the determinations specified in Sections 8.6 and 8.7 of this Article VIII, after the Company receives a written affirmation by the Director of his good faith belief that he has met the standard of conduct necessary for indemnification under this Article VIII and a written undertaking by or on behalf of the Director to repay the amount paid or reimbursed if it is ultimately determined that he has not met those requirements.

         Section VIII.10. Written Undertaking. The written undertaking required by Section 8.9 of this Article VIII must be an unlimited general obligation of the Director but need not be secured. It may be accepted without reference to financial ability to make repayment.

         Section VIII.11. Consistency with Articles of Incorporation. Any provision for the Company to indemnify or to advance expenses to a Director who was, is, or is threatened to be made a named defendant or respondent in a proceeding, whether contained in the articles of incorporation, these Bylaws, a resolution of shareholders or Directors, an agreement, or otherwise, except in accordance with Section 8.16 of this Article VIII, is valid only to the extent it is consistent with this Article VIII as limited by the articles of incorporation, if such a limitation exists.

         Section VIII.12. Other Expenses. Notwithstanding any other provision of this Article VIII, the Company may pay or reimburse expenses incurred by a Director in connection with his appearance as a witness or other participation in a proceeding at a time when he is not a named defendant or respondent in the proceeding.

         Section VIII.13. Officers, Employees and Agents. An officer, employee or agent of the Company shall be indemnified as, and to the same extent, provided by Section 8.8 of this Article VIII for a Director and is entitled to seek indemnification under such section to the same extent as a Director. The Company shall advance expenses to an officer and may advance expenses to an employee or agent of the Company to the same extent that it shall advance expenses to Directors under this Article VIII.

         Section VIII.14. Other Capacities. A corporation may indemnify and advance expenses to persons who are not or were not officers, employees, or agents of the Company, but who are or were serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise to the same extent that it shall indemnify and advance expenses to Directors under this Article VIII.

         Section VIII.15. Further Indemnification. The Company may indemnify and advance expenses to an officer, employee, agent, or person identified in Section
8.14 of this Article VIII and who is not a Director to such further extent, consistent with law, as may be provided by the articles of incorporation, these Bylaws, general or specific action of the Board, or contract or as permitted or required by common law.

         Section VIII.16. Insurance. The Company may purchase and maintain insurance or another arrangement on behalf of any person who is or was a Director, officer, employee, or agent of the Company or who is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, against any liability asserted against him and incurred by him in such a capacity or arising out of his status as such a person, whether or not the Company would have the power to indemnify him against that liability under this Article VIII. If the insurance or other arrangement is with a person or entity that is not regularly engaged in the business of providing insurance coverage, the insurance or arrangement may provide for payment of a liability with respect to which the Company would not have the power to indemnify the person only if including coverage for the additional liability has been approved by the shareholders of the Company. Without limiting the power of the Company to procure or maintain any kind of insurance or other arrangement, the Company may, for the benefit of persons indemnified by the Company, (1) create a trust fund; (2) establish any form of self-insurance; (3) secure its indemnity obligation by grant of a security interest or other lien on the assets of the Company; or (4) establish a letter of credit, guaranty, or surety arrangement. The insurance or other arrangement may be procured, maintained, or established within the Company or with any insurer or other person deemed appropriate by the Board regardless of whether all or part of the stock or other securities of the insurer or other person are owned in whole or part by the Company. In the absence of fraud, the judgment of


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

the Board as to the terms and conditions of the insurance or other arrangement and the identity of the insurer or other person participating in an arrangement shall be conclusive and the insurance or arrangement shall not be voidable and shall not subject the Directors approving the insurance or arrangement to liability, on any ground, regardless of whether Directors participating in the approval are beneficiaries of the insurance or arrangement.

         Section VIII.17. Report To Shareholders. Any indemnification of or advance of expenses to a Director in accordance with this Article VIII shall be reported in writing to the shareholders with or before the notice or waiver of notice of the next shareholders' meeting or with or before the next submission to shareholders of a consent to action without a meeting pursuant to Section A,
Article 9.10, of the Texas Business Corporation Act and, in any case, within the 12-month period immediately following the date of the indemnification or advance.

         Section VIII.18. Employee Benefit Plans. For purposes of this Article VIII, the Company is deemed to have requested a Director to serve in capacity in connection with an employee benefit plan whenever the performance by him of his duties to the Company also imposes duties on or otherwise involves services by him to the plan or participants or beneficiaries of the plan. Excise taxes assessed on a Director with respect to an employee benefit plan pursuant to applicable law are deemed fines. Action taken or omitted by him with respect to an employee benefit plan in the performance of his duties for a purpose reasonably believed by him to be in the interest of the participants and beneficiaries of the plan is deemed to be for a purpose which is not opposed to the best interests of the Company.

         Section VIII.19. Change in Governing Law. In the event of any amendment or addition to Article 2.02-1 of the Texas Business Corporation Act or the addition of any other section to such law which shall limit indemnification rights thereunder, the Company shall, to the extent permitted by the Texas Business Corporation Act, indemnify to the fullest extent authorized or permitted hereunder, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the Company), by reason of the fact that he is or was a Director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, against all judgments, penalties (including excise and similar taxes), fines, settlements and reasonable expenses (including attorneys' fees and court costs) actually and reasonably incurred by him in connection with such action, suit or proceeding.

                                   ARTICLE IX.
                 INTERESTED DIRECTORS, OFFICERS AND SHAREHOLDERS

         Section IX.1. Validity; Disclosure; Approval. No contract or transaction between the Company and one or more of its directors or officers, or between the Company and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, solely because the director or officer is present at or


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

participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

                  (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

                  (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or

                  (3) the contract or transaction is fair as to the Company as of the time it is authorized, approved, or ratified by the Board, a committee thereof, or the shareholders.

         Section IX.2. Quorum. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or by a committee which authorizes the contract or transaction.

         Section IX.3. Nonexclusive. This Article IX shall not be construed to invalidate any contract or transaction which would be valid in the absence of this Article IX.

                                   ARTICLE X.
                                  MISCELLANEOUS

         Section X.1. Place of Meetings. All shareholders, directors and committee meetings shall be held at such place or places, within or without the State of Texas, as shall be designated from time to time by the Board or such committee and stated in the notices thereof. If no such place is so designated, said meetings shall be held at the principal business office of the Company.

         Section X.2.  Fixing Record Dates.

                  (a) In order that the Company may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, to receive payment of any dividend or other distribution or allotment of any rights, to exercise any rights in respect of any change, conversion or exchange of stock or to effect any other lawful action, or to make a determination of shareholders for any other proper purpose (other than determining shareholders entitled to consent to action by shareholders proposed to be taken without a meeting of shareholders), the Board may fix, in advance, a record date for any such determination of shareholders, which shall not be more than sixty (60) nor less than ten (10) days prior to the date on which the particular action requiring such determination of shareholders is to be taken. In the absence of any action by the Board, the date on which a notice of meeting is given, or the date the Board adopts the resolution declaring a dividend or other distribution or allotment or approving any change, conversion or exchange, as the case may be, shall be the record date. A record date validly fixed for any meeting of shareholders and the determination of shareholders entitled to vote at such meeting shall be valid for any adjournment of said meeting except where such determination has been made through the closing of stock transfer books and the stated period of closing has expired.

                  (b) In order that the Company may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is otherwise required, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office in the State of Texas, its principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board and prior action by the Board is required, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

         Section X.3. Waiver of Notice. Whenever any notice is required to be given under law, the articles of incorporation or these Bylaws, a written waiver of such notice, signed before or after the date of such meeting by the person or persons entitled to said notice, shall be deemed equivalent to such required notice. All such waivers shall be filed with the corporate records. Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         Section X.4. Attendance via Communications Equipment. Unless otherwise restricted by law, the articles of incorporation or these Bylaws, members of the Board, members of any committee thereof or the shareholders may hold a meeting by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can effectively communicate with each other. Such participation in a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         Section X.5. Dividends. Dividends on the capital stock of the Company, paid in cash, property, or securities of the Company, or any combination thereof, and as may be limited by applicable law and applicable provisions of the articles of incorporation (if any), may be declared by the Board at any regular or special meeting.

         Section X.6. Reserves. Before payment of any dividend, there may be set aside out of any funds of the Company available for dividends such sum or sums as the Board from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies, for equalizing dividends, for


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

repairing or maintaining any property of the Company, or for such other purpose as the Board shall determine to be in the best interest of the Company; and the Board may modify or abolish any such reserve in the manner in which it was created.

         Section X.7. Reports to Shareholders. The Board shall present at each annual meeting of shareholders, and at any special meeting of shareholders when called for by vote of the shareholders, a statement of the business and condition of the Company.

         Section X.8. Contracts and Negotiable Instruments. Except as otherwise provided by law or these Bylaws, any contract or other instrument relative to the business of the Company may be executed and delivered in the name of the Company and on its behalf by the chairman of the board, the president or any vice president; and the Board may authorize any other officer or agent of the Company to enter into any contract or execute and deliver any contract in the name and on behalf of the Company, and such authority may be general or confined to specific instances as the Board may by resolution determine. All bills, notes, checks or other instruments for the payment of money shall be signed or countersigned by such officer, officers, agent or agents and in such manner as are permitted by these Bylaws and/or as, from time to time, may be prescribed by resolution (whether general or special) of the Board. Unless authorized so to do by these Bylaws or by the Board, no officer, agent or employee shall have any power or authority to bind the Company by any contract or engagement, or to pledge its credit, or to render it liable pecuniarily for any purpose or to any amount.

         Section X.9. Fiscal Year. The fiscal year of the Company shall be fixed by resolution of the Board.

         Section X.10. Seal. The seal of the Company shall be in such form as shall from time to time be adopted by the Board. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

         Section X.11. Books and Records. The Company shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its shareholders, Board and committees and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of the shares held by each.

         Section X.12. Resignation. Any director, committee member, officer or agent may resign by giving written notice to the chairman of the board, the president or the secretary. The resignation shall take effect at the time specified therein, or immediately if no time is specified. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         Section X.13. Surety Bonds. Such officers and agents of the Company (if any) as the chairman of the board, the president or the Board may direct, from time to time, shall be bonded for the faithful performance of their duties and for the restoration to the Company, in case of their death, resignation, retirement, disqualification or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Company, in such amounts and by such surety companies as the chairman of the board, the president or the Board may determine. The premiums on such bonds shall be paid by the Company and the bonds so furnished shall be in the custody of the Secretary.

         Section X.14. Proxies in Respect of Securities of Other Corporations. The chairman of the board, the president, any vice president or the secretary may from time to time appoint an attorney or attorneys or an agent or agents for the Company to exercise, in the name and on behalf of the Company, the powers and rights which the Company may have as the holder of stock or other securities in any other corporation to vote or consent in respect of such stock or other securities, and the chairman of the board, the president, any vice president or the secretary may instruct the person or persons so appointed as to the manner of exercising such powers and rights; and the chairman of the board, the president, any vice president or the secretary may execute or cause to be executed, in the name and on behalf of the Company and under its corporate seal or otherwise, all such written proxies or other instruments as he may deem necessary or proper in order that the Company may exercise such powers and rights.

         Section X.15. Amendments. These Bylaws may be altered, amended, repealed or replaced by the shareholders, or by the Board when such power is conferred upon the Board by the articles of incorporation, at any annual shareholders meeting or annual or regular meeting of the Board, or at any special meeting of the shareholders or of the Board if notice of such alteration, amendment, repeal or replacement is contained in the notice of such special meeting. If the power to adopt, amend, repeal or replace these Bylaws is conferred upon the Board by the articles of incorporation, the power of the shareholders to so adopt, amend, repeal or replace these Bylaws shall not be divested or limited thereby.




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